                                 SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            SEI International Trust
           --------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            SEI International Trust
           ---------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

      Payment of Filing Fee (Check the appropriate box):

[X] $125 FILING FEE PAID PREVIOUSLY WITH THE PRELIMINARY FILING ON JANUARY 12, 1996 (FILE NOS. 33-22821 AND 811-5601)
[ ]   $125 per Exchange Act Rule 14a-6(i)(1).  (No preliminary filing was required.)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /1/

          --------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          --------------------------------------------------------------------

      2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------

      3)  Filing Party:

          --------------------------------------------------------------------

      4)  Dated Filed:

          --------------------------------------------------------------------



____________________________

     /1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                      SEI INTERNATIONAL EQUITY PORTFOLIO



               ____________________________________________________

                       IMPORTANT  SHAREHOLDER  INFORMATION
               ----------------------------------------------------

               THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. EACH PROXY CARD MAY BE COMPLETED BY CHECKING A SINGLE BOX AND VOTING FOR OR AGAINST ALL OF THE PROPOSALS RELATING TO YOUR PORTFOLIO, OR YOU MAY VOTE ON EACH PROPOSAL SEPARATELY. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

               WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE PORTFOLIO WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR PORTFOLIO MONEY.

               PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

               ----------------------------------------------------

                            SEI INTERNATIONAL TRUST

                            SEI INTERNATIONAL TRUST
                         INTERNATIONAL EQUITY PORTFOLIO



Dear Shareholder:


The attached proxy statement solicits your vote as a Shareholder of the International Equity Portfolio on several important proposals being recommended by the Board of Trustees. Even if you are not currently a shareholder in the Portfolio, you are still eligible to vote. Votes are solicited from Shareholders of record as of January 16, 1996.

A Special Meeting of Shareholders of the International Equity Portfolio has been scheduled for March 15, 1996. While you are, of course, welcome to join us a the meeting, most Shareholders cast their votes by filling out and signing the proxy card that accompanies this proxy statement. You may vote for or against all proposals by checking a single box, or you may vote on each proposal separately.

The attached proxy statement is designed to give you information relating each of the proposals on which you will be asked to vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

1. TO APPROVE THE SELECTION OF SCHRODER CAPITAL MANAGEMENT INTERNATIONAL LIMITED AS INVESTMENT SUB-ADVISER FOR THE PORTFOLIO, AND TO APPROVE THE CORRESPONDING INVESTMENT SUB-ADVISORY AGREEMENT.

     (SCHRODER WILL ASSIST CURRENT SUB-ADVISER, ACADIAN ASSET MANAGEMENT, IN MANAGING THE PORTFOLIO'S EXPOSURE TO PACIFIC BASIN AND JAPANESE SMALL CAP EQUITIES.)

2. TO APPROVE THE SELECTION OF MORGAN GRENFELL INVESTMENT SERVICES LIMITED AS INVESTMENT SUB-ADVISER FOR THE PORTFOLIO, AND TO APPROVE THE CORRESPONDING INVESTMENT SUB-ADVISORY AGREEMENT.

     (MORGAN GRENFELL WILL ASSIST CURRENT SUB-ADVISER, ACADIAN ASSET MANAGEMENT, IN MANAGING THE PORTFOLIO'S EXPOSURE TO EUROPEAN LARGE CAP EQUITIES.)

3. TO APPROVE THE AMENDED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SEI FINANCIAL MANAGEMENT CORPORATION (SFM) AND ACADIAN ASSET MANAGEMENT, INC., WHICH WOULD INCREASE THE SUB-ADVISORY FEE PAID TO ACADIAN.

4. TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND SFM, WHICH WOULD INCREASE THE ADVISORY FEE PAID TO SFM.

The purpose of the above recommendations is to enhance the Portfolio's ability to invest in all developed markets worldwide. The focus of the sub-advisers Schroder Capital Management and Morgan Grenfell Investment Services will be on stock selection in their areas of expertise. Due to the costs associated with the additional exposure to small cap securities, Shareholders are being asked to approve an increase in advisory fees which will result in an increase in total operating expenses of the Portfolio. These enhancements are evidence of our continuing commitment to attempt to improve returns and manage the risk of your portfolio(s).

Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposals, please do not hesitate to call 1-800-DIAL SEI. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.


                                    Sincerely,



                                    David G. Lee
                                    President and Chief Executive Officer
                                    SEI International Trust

                      SEI INTERNATIONAL TRUST
                          2 OLIVER STREET
                   BOSTON, MASSACHUSETTS  02109

             Notice of Special Meeting of Shareholders
                          March 15, 1996

Notice is hereby given that a Special Meeting of shareholders of the International Equity Portfolio, formerly the Core International Equity Portfolio (the "Portfolio") of the SEI International Trust (the "International Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Wednesday, March 15, 1996, at 3:30 p.m. to consider and act on the following matters:

1. Proposal to approve or disapprove the selection of Schroder Capital Management International Limited ("Schroder") as an investment sub-adviser for the Portfolio, and to approve or disapprove the new investment sub-advisory agreement relating to the Portfolio between SEI Financial Management Corporation ("SFM" or the "Adviser"), which serves as the Portfolio's investment adviser, and Schroder;

2. Proposal to approve or disapprove the selection of Morgan Grenfell Investment Services Limited ("Morgan Grenfell") as investment sub-adviser for the Portfolio, and to approve or disapprove the new investment sub-advisory agreement relating to the Portfolio between SFM, which serves as the Portfolio's investment adviser, and Morgan Grenfell;

3. Proposal to approve or disapprove an amended investment sub-advisory agreement between SFM and Acadian Asset Management, Inc. ("Acadian") which would increase the sub-advisory fee paid to Acadian by SFM; and

4. Proposal to approve or disapprove an amended investment advisory agreement between the Portfolio and SFM which would increase the advisory fee paid to SFM.

      The proxies are authorized to vote on such other business as may properly come before the Meeting with their own discretion.


                                       BY ORDER OF THE BOARD OF TRUSTEES


                                       RICHARD W. GRANT, SECRETARY

      All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted.

      Shareholders of record at the close of business on January 16, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


February 5, 1996


         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.
    A SELF ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            SEI INTERNATIONAL TRUST
                                2 OLIVER STREET
                         BOSTON, MASSACHUSETTS  02109

                         ----------------------------

                                PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the SEI International Trust (the "International Trust") on behalf of the International Equity Portfolio (the "Portfolio") for use at the Special Meeting of shareholders to be held on March 15, 1996 at 3:30 p.m. Eastern Time at the offices of SEI Financial Management Corporation ("SFM" or the "Adviser"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Portfolio at the close of business on January 16, 1996 are entitled to vote at the Meeting.

As of January 16, 1996 the Portfolio had 32,975,636.028 shares issued and outstanding. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Shareholders of each class of the Portfolio will vote together on each Proposal relating to their Portfolio.

In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the International Trust's administrator, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by the Portfolio, except that SFM will bear the portion of the overall cost of the Proxy Statement relating to amending the investment advisory agreement between the International Trust and SFM (Proposal 3). It is expected that the Notice of Special Meeting, the Proxy Statement and the Proxy Card will be mailed to shareholders on or about February 5, 1996.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the International Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.


                                 INTRODUCTION

The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Portfolio to vote on issues related to the approval of new investment sub-advisory agreements for two new sub-advisers for the Portfolio, and an amended investment advisory agreement and a sub-advisory agreement relating to fee increases for the corresponding adviser and sub-adviser to the Portfolio.

PROPOSALS 1, 2.   PROPOSAL TO APPROVE OR DISAPPROVE THE SELECTION OF
                  SCHRODER CAPITAL MANAGEMENT INTERNATIONAL LIMITED
                  ("SCHRODER") AND MORGAN GRENFELL INVESTMENT
                  SERVICES LIMITED ("MORGAN GRENFELL") AS INVESTMENT
                  SUB-ADVISERS FOR THE PORTFOLIO, AND TO APPROVE OR
                  DISAPPROVE THE NEW INVESTMENT SUB-ADVISORY
                  AGREEMENTS RELATING TO THE PORTFOLIO BETWEEN SFM,
                  THE PORTFOLIO'S INVESTMENT ADVISER, AND SCHRODER
                  AND MORGAN GRENFELL, RESPECTIVELY.


The Board of Trustees is recommending that Shareholders of the Portfolio approve Schroder and Morgan Grenfell as the investment sub-advisers of the Portfolio and approve their respective investment sub-advisory agreements with SFM, dated as of December 14, 1995 and March 15, 1996, respectively (the "Investment Sub-Advisory Agreements"). The Trustees of the International Trust, including all of the Trustees who are not "interested persons" of such Trust, approved the respective Investment Sub-Advisory Agreements of Schroder and Morgan Grenfell with respect to the Portfolio on December 4, 1995. Shareholders will vote separately on the sub-advisory agreements with Schroder and Morgan Grenfell, however, the following discussion is combined because the respective Investment Sub-Advisory Agreements have substantially identical terms except date, name of sub-adviser and fee.

INTRODUCTION

At a Board of Trustees meeting held on December 4-5, 1995, the Trustees accepted a recommendation by SFM that the International Trust's equity investment offering be restructured to eliminate separate funds with a regional focus. To implement this restructuring, the Board approved a reorganization under which the Portfolio would acquire the assets and assume the liabilities of the European Equity Portfolio and Pacific Basin Equity Portfolio. In conjunction therewith, the Board voted to terminate SFM's existing Investment Sub-Advisory Agreement with WorldInvest Limited ("WorldInvest"), and approve the selection of Schroder and Morgan Grenfell as additional investment sub-advisers for the Portfolio. Morgan Grenfell and Schroder are at present the sub-advisers for the European Equity and Pacific Basin Equity Portfolios, respectively. In addition, the Trustees voted to change the name of the Portfolio from Core International Equity Portfolio to the International Equity Portfolio in order to better reflect the consolidation of the non-U.S. developed markets strategy into one portfolio. Shareholders of the European Equity and Pacific Basin Equity Portfolios must approve, in separate votes, the combination of their respective Portfolios with the International Equity Portfolio. Implementation of the proposals herein is not conditioned on the approval of such combinations.

TERMINATION OF PRIOR INVESTMENT SUB-ADVISORY AGREEMENT.  WorldInvest served as
------------------------------------------------------
an investment sub-adviser to the Portfolio pursuant to an investment sub-advisory agreement with SFM dated December 16, 1994. The Board of Trustees voted on December 4-5, 1995 to approve the termination of this agreement based upon a review of the Portfolio's investment performance under WorldInvest's stewardship and the belief that engaging Schroder and Morgan Grenfell to provide investment sub-advisory services as described herein will be in the best interests of the Portfolio. WorldInvest was terminated on December 11, 1995. Schroder commenced managing a portion of the assets of the Portfolio on December 15, 1995. Pending Shareholder approval, Schroder is paid .325% on the first $300 million of assets managed and .20% on any assets over $300 million (the same fees formerly paid to WorldInvest). SFM expects Morgan Grenfell to begin managing assets for the Portfolio during the first quarter of 1996. Morgan Grenfell would receive the same interim investment sub-advisory fee as is currently paid to Schroder if before shareholder approval.

DUTIES UNDER THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT.  Except for a
-----------------------------------------------------------
change in effective dates, the terms of the proposed Investment Sub-Advisory Agreements in connections with the International Equity Portfolio are identical in all material respects to the terms of the existing sub-advisory agreements between SFM and Schroder and Morgan Grenfell in connection with the European Equity Portfolio and Pacific Basin Equity Portfolio, respectively. Except for differences regarding fees and compensation, such Investment Sub-Advisory Agreements are also in substance identical in all material respects to the existing sub-advisory agreement in substance between SFM and

WorldInvest regarding the Portfolio. A copy of the form of Investment Sub-Advisory Agreements for Schroder and Morgan Grenfell are attached as Exhibits A and B, respectively, to this Proxy Statement.

Under each respective Investment Sub-Advisory Agreement, and subject to the supervision of the International Trust's Board of Trustees and the Adviser, Schroder will furnish an investment program in respect of, and make investment decisions for, assets of the Portfolio that relate to small-capitalization, growth companies in the Pacific Basin and in Japan, while Morgan Grenfell will concentrate its investment decision efforts on large-capitalization, growth companies throughout Europe. Both sub-advisers will place all orders for the purchase and sale of such securities on behalf of the Portfolio. In the performance of their duties, the sub-advisers will monitor their respective Portfolio investments, and will comply with the provisions of the International Trust's Declaration of Trust and By-Laws, as amended from time to time, and the investment objectives, policies and restrictions of the Portfolio. The Investment Sub-Advisory Agreements provide that a Sub-Adviser shall not be protected against any liability arising from such Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties.

COMPENSATION.  Under its Investment Sub-Advisory Agreement with Schroder, SFM
------------
will pay Schroder a fee, which is calculated and paid monthly, at an annual rate of .50% of the first $100 million of Portfolio assets managed by Schroder, .30% of the next $50 million in Portfolio assets and .20% of assets in excess of $150 million. With respect to Morgan Grenfell, SFM will pay a fee, which is calculated and paid monthly, at an annual rate of .325% of the market value of the assets of the Portfolio managed by Morgan Grenfell. The rates of compensation under these Investment Sub-Advisory Agreements are not the same as under the prior Sub-Advisory Agreement with WorldInvest. Specifically, SFM paid WorldInvest a fee calculated and paid monthly, at an annual rate of .325% of the first $300 million assets of the Portfolio managed by WorldInvest and .20% of such assets in excess of $300 million. During the most recent fiscal year, the aggregate sub-advisory fee paid to WorldInvest was $213,658.

DURATION AND TERMINATION.  Once approved by vote of a majority of the
------------------------
outstanding voting securities of the Portfolio in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and unless sooner terminated, each Investment Sub-Advisory Agreement will continue in effect for an initial period of two years. Thereafter, if not terminated, each Investment Sub-Advisory Agreement will continue in effect for the Portfolio for successive periods of 12 months, provided that such
                                                   --------
continuation is specifically approved at least annually (a) by the vote of a majority of those members of the International Trust's Board of Trustees who are not interested persons of the International Trust, the sub-adviser or SFM, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the vote of a majority of the International Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Portfolio. The Investment Sub-Advisory Agreements may be terminated as to the Portfolio at any time, without the payment of any penalty, by the International Trust, by the Trustees or by a vote of a majority of the outstanding voting securities, by SFM on at least thirty (30) days but no more than sixty (60) days written notice, or by the respective sub-adviser on ninety (90) days written notice. Each Investment Sub-Advisory Agreement will immediately terminate in the event of its assignment. The Investment Sub-Advisory Agreement will also terminate automatically if the investment advisory agreement between the International Trust and the Adviser is terminated.

TRUSTEES' CONSIDERATION.  In recommending that the shareholders approve each
-----------------------
Investment Sub-Advisory Agreement, the Trustees carefully reviewed and evaluated the experience of each sub-adviser's key personnel and the nature and quality of services expected to be delivered to the Portfolio by each sub-adviser. These considerations included but were not limited to the following: Morgan Grenfell's and Schroder's past performance record with respect to the management of the European Equity Portfolio and Pacific Basin Equity Portfolio, respectively; employment by each sub-adviser of security selection techniques that complement existing investment strategies employed by the Portfolio's existing sub-adviser; the history, reputation, qualifications and background of each sub-adviser and its key personnel; and other factors deemed relevant by the Trustees. The Trustees also reviewed the fees to be paid to each sub-adviser in comparison to those charged in the relevant segment of the mutual fund business, and considered any benefits to be received by Schroder and/or Morgan

Grenfell in connection with its allocation of Portfolio brokerage. The Trustees of the International Trust have no material interest in the termination of WorldInvest or the appointment of either Schroder or Morgan Grenfell.

In addition to the factors enumerated above, the Trustees considered the changes to the composition of the Portfolio's portfolio of investments expected to result from the appointment of Schroder and Morgan Grenfell. In the short term, there may be changes to the Portfolio's portfolio holdings, which will result in transaction costs, as well as possible tax consequences (including realization by the Portfolio of gains or losses on the sale of securities). Despite these potential transaction costs and possible adverse tax consequences, the Trustees believe that the benefits expected to result from Schroder and Morgan Grenfell's investment style will outweigh any such additional costs and/or consequences.

DESCRIPTION OF SUB-ADVISERS. Schroder was founded in January 1989 and is a wholly-owned indirect subsidiary of Schroders plc, the holding company parent of an investment banking and investment management group of companies (the "Schroder Group"). The investment management operations of the Schroder Group are located in countries worldwide, including seven offices in Asia. As of September 30, 1995, the Schroder Group had over $100 billion in assets under management. As of that date, Schroder had over $15 billion in assets under management.

Listed below are the names and principal occupations of each of the directors and principal executive officers of Schroder. The principal business address of each director and principal executive officer, is 33 Gutter Lane, London EC2V 8AS England unless otherwise indicated. No Trustee of the International Trust has purchased or sold shares of or interests in Schroder during the most recent fiscal year of the International Trust.

 Name and Address            Office or Title              Principal Occupation
 ----------------            ---------------              --------------------
John Sutnerland Ager         Director, Senior Vice       Portfolio Management
                             President
John Burns                   First Vice President,       Treasurer
                             Treasurer
Robert Geoffrey Davy         Director                    Portfolio Management
Richard Ralston Foulkes      Director, Executive Vice    Portfolio Management
                             President, Chairman
David Gibson /*/             Deputy First Vice           Portfolio Management
                             President, Director
Clement John Govett          Director
Sharon Louise Haugh /*/      Director, Senior Vice       Institutional Marketing
                             President
Laura Luckyn-Malone /*/      Managing Director           Portfolio Management
Ian Johnson                  Secretary                   Managing Director
Gavin Douglas Lewis Ralston  Director, Senior Vice       Portfolio Management
                             President
David Murray Salisbury       Director, Chief Executive   Chief Executive
                             Officer, Chairman
Ian Peter Sedgwick           Director
Mark Julian Smith            First Vice President        Portfolio Management
Peter Michael Tobias         Compliance Officer          Compliance
John Alexander Troiano       Managing Director/          Portfolio Management
                             Senior Vice President

/*/ 787 7th Avenue, New York, NY 10019

Schroder currently provides investment services to the following investment companies having an investment objective similar to the Portfolio's investment objective:

 NAME OF INVESTMENT COMPANY            AMOUNT OF ASSETS UNDER          RATE OF COMPENSATION
                                       MANAGEMENT*
 Schroder Asian Growth                  $247,487,124                    1.00%/1/
  Fund

________


*As of October 31, 1995.
/1/ Maximum fee that can be earned is 1.00%.

Morgan Grenfell, a subsidiary of Morgan Grenfell Asset Management Limited ("MGAM"), managed approximately $13 billion in assets as of September 30, 1995. Morgan Grenfell Asset Management Limited, a wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate, managed over $61 billion in assets as of September 30, 1995. Morgan Grenfell has over 15 years experience in managing international portfolios for North American clients. MGAM employs more than 15 European investment professionals. Morgan Grenfell attempts to exploit perceived inefficiencies present in the European markets with original research and an emphasis on stock selection. The principal address of Morgan Grenfell is 20 Finsbury Circus, London, England, EC2M 1NB.

Listed below are the names and principal occupations of each of the directors and principal executive officers of Morgan Grenfell. The principal business address of each director and principal executive officer, as it relates to his or her duties at Morgan Grenfell is also provided. No Trustee of the International Trust has purchased or sold shares of or interests in Morgan Grenfell during the most recent fiscal year of the International Trust.

 NAME AND ADDRESS*        OFFICE OR TITLE                    PRINCIPAL OCCUPATION
 ----------------         ---------------                    --------------------
 Graham D. Bampling       Director                           Portfolio Manager
 Michael Bullock          Chairman/Chief Executive Officer   CIO
 Patrick W.W. Disney      Chief Executive                    Portfolio Manager
 Martin A. Hall           Director                           Portfolio Manager
 Julian R. Johnston       Director                           Portfolio Manager
 Ian D. Kelson            Director                           Portfolio Manager
 Richard I. Lamb          Director                           Portfolio Manager
 Jeremy G. Lodwick        Director                           Portfolio Manager
 William G. M. Thomas     Director                           Portfolio Manager
 Patrick N.C. Walker      Director                           Head of International Marketing
 Stephen A.J. Ward        Director                           Senior Trader
 A. Michael Wheatley      Director                           Head of Trading

--------------------------
*  20 Finsbury Circus, London, England  EC2M 1NB


Morgan Grenfell currently provides investment services to the following investment companies having an investment objective similar to the Portfolio's investment objective:

 NAME OF INVESTMENT COMPANY             AMOUNT OF ASSETS UNDER     RATE OF COMPENSATION
                                        MANAGEMENT*
 Dean Witter European Growth Fund       $868,376,929                0.40% on the first $500
                                                                   million and 0.38% thereafter

_________
* As of January 2, 1996.


THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE
                                                  ---
SELECTION OF SCHRODER AND MORGAN GRENFELL AS INVESTMENT SUB-ADVISERS AND APPROVE THEIR RESPECTIVE INVESTMENT SUB-ADVISORY AGREEMENTS.


PROPOSAL 3.  PROPOSAL TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT SUB-
             ADVISORY AGREEMENT BETWEEN SFM AND ACADIAN WITH RESPECT TO THE PORTFOLIO WHICH WOULD INCREASE THE SUB-ADVISORY FEE PAID TO ACADIAN BY SFM


GENERAL. On December 4-5, 1995, the Board of Trustees unanimously approved, subject to the approval of the shareholders of Portfolio, an Amended Investment Sub-Advisory Agreement (the "Amended Sub-Advisory

Agreement") to increase the rate of fee payable to Acadian. Under the investment advisory agreement currently in effect (the "Current Sub-Advisory Agreement"), Acadian, a sub-adviser to the Portfolio, receives a fee from SFM, calculated and paid monthly, at the annual rate of .325% of the first $150 million of the Portfolio's market value of assets managed by Acadian .25% of the next $100 million of such assets, .15% of the next $100 million of such assets and .10% for such assets over $350 million. Acadian may, from time to time, voluntarily waive a portion of its advisory fee in order to limit the total operating expenses of the Portfolio. Such voluntary waiver is not contractual and is subject to change.

COMPENSATION. Under the Amended Sub-Advisory Agreement, Acadian would receive a
-------------
fee from SFM, calculated and paid monthly, at the annual rate of .325% of the first $150 million of the Portfolio's market value of assets managed by Acadian,
 .25% of the next $150 million of such assets and .20% over $300 million. As a result of the enhanced investment strategy for the Portfolio, Acadian's mandate has been modified to incorporate international small capitalization stocks into that portion of the assets of the Portfolio for which it is responsible. The Board of Trustees determined that the nominal sub-advisory fee increase was justified based on the unique costs associated with researching and investing in international small capitalization stocks. A copy of the Amended Sub-Advisory Agreement, as it is proposed to be approved by the shareholders is attached hereto as Exhibit C to this Proxy Statement.

From its appointment as an investment sub-adviser on December 16, 1994 through fiscal year ended February 28, 1995 and the six-month period ending August 31, 1995, the aggregate fee paid by SFM to Acadian was $497,272. If the proposed fee had been in effect, Acadian would have received the same compenstion because assets under management were below the first break point.

TRUSTEES' CONSIDERATION. To assist the Board of Trustees in their consideration of the Amended Sub-Advisory Agreement, SFM presented a comparative analysis, under the current and proposed sub-advisory fees, of the performance and expenses of the Portfolio. The Trustees took into account SFM's belief that the proposed fee structure represents a reasonable return for Acadian, is consistent with acceptable profitability levels and furthers the Portfolio's competitive performance. In addition, the Trustees considered the following factors: (1) the nature and quality of the advisory services rendered and the results achieved by Acadian in the management of the Portfolio; (2) the relationship of the proposed sub-advisory fee schedule to fee schedules of comparable sub-advisers managing similar assets; (3) the costs borne by Acadian in providing investment sub-advisory services to the Portfolio; and (4) the profits of Acadian in providing services to the Portfolio.

SUB-ADVISER'S DUTIES UNDER THE INVESTMENT SUB-ADVISORY AGREEMENT.
-----------------------------------------------------------------
Under the Amended Sub-Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees and SFM, Acadian will furnish an investment program in respect of, and make investment decisions for, all assets of the Portfolio it manages and place all orders for the purchase and sale of securities on behalf of the Portfolio. In the performance of its duties, Acadian will monitor the Portfolio's investments and the investment objectives, policies and restrictions of the Portfolio. The Amended Sub-Advisory Agreement provides that the Sub-Adviser shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Amended Sub-Advisory Agreement obligates Acadian to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the Agreement, but Acadian is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Acadian or its officers, directors or employees, or reckless disregard by Acadian of its duties under the Agreement.

DURATION AND TERMINATION.  Once approved by vote of a majority of the
------------------------
outstanding voting securities of the Portfolio in accordance with the requirements of the Act, and unless sooner terminated, the Amended Sub-Advisory Agreement will continue in effect for an initial period of two years. Thereafter, if not terminated, the Amended Sub-Advisory Agreement will continue in effect for the Portfolio for successive periods of 12 months, provided that
                                                                 --------
such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Portfolio. The Amended Sub-Advisory Agreement may be terminated as to the Portfolio at any time, without the payment of any penalty, by the Portfolio, by the Trustees or by a vote of a majority of the oustanding voting securities, by SFM on at least thirty (30) days but no more than sixty (60) days written notice, or by the respective sub-adviser on ninety
(90) days written notice. The Amended Sub-Advisory Agreement will immediately terminate in the event of its assignment. The Amended Sub-Advisory Agreement will also terminate automatically if the investment advisory agreement between the Trust and the Adviser is terminated.

DESCRIPTION OF ACADIAN.  Acadian, a wholly-owned subsidiary of United Asset
----------------------
Management Corporation, was founded in 1977 and manages approximately $2.4 billion in assets invested globally. Acadian's business address is Two International Place, 26th Floor, Boston, Massachusetts 02110. An investment committee has been responsible for managing Portfolio assets allocated to Acadian since its inception.

Listed below are the names and principal occupations of each of the directors and principal executive officers of Acadian. The principal business address of each director and principal executive officer, as it relates to his or her duties at Acadian is also provided. No Trustee of the International Trust has purchased or sold shares of or interests in Acadian during the most recent fiscal year of the Trust.

Name and Address*        Office or Title                 Principal Occupation
----------------         -----------------------         --------------------
Gary L. Bergstrom        Chief Executive Officer         Investment Advisor

Ronald D. Frashure       Director                        Investment Advisor


________________
* Two International Place, 26th Floor, Boston, MA 02110

Acadian does not currently act as an adviser to any other investment company with similar investment objectives.

COMPARISON BETWEEN THE AMENDED SUB-ADVISORY AGREEMENT AND THE CURRENT SUB-
-------------------------------------------------------------------------
ADVISORY AGREEMENT.  The terms of the Amended Sub-Advisory Agreement and the
------------------
Current Sub-Advisory Agreement are effectively the same, except for provisions regarding compensation, as described above.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE
                                                            ---
AMENDED INVESTMENT SUB-ADVISORY AGREEMENT INCREASING THE SUB-ADVISORY FEE FOR ACADIAN.

PROPOSAL 4.  PROPOSAL TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT ADVISORY
             AGREEMENT BETWEEN THE PORTFOLIO AND SFM WHICH WOULD INCREASE THE ADVISORY FEE PAID TO SFM

GENERAL.  On December 4, 1995, the Trustees unanimously approved, subject to the
-------
approval of the shareholders of the Portfolio, an amended investment advisory agreement (the "Amended Advisory Agreement") with respect to the Portfolio to increase the rate of fee payable to SFM. Under the investment advisory agreement currently in effect (the "Current Advisory Agreement"), SFM receives a fee from the Portfolio, calculated daily and paid monthly, at the annual rate of .475% of the aggregate daily net assets of the Portfolio. SFM may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Portfolio in order to limit the total operating expenses of the Porfolio. Such voluntary waiver is not contractual and is subject to change.

COMPENSATION. Under the Amended Advisory Agreement, SFM would receive a fee
-------------
from the Portfolio, calculated daily and paid monthly at the annual rate of
 .505% of the average daily net assets of the Portfolio (the current advisory fee is .475% of average daily net assets). The proposed increase in the contractual investment advisory fee is being recommended to defray the increased expenses and fees that SFM would incur under the revised sub-advisory agreements with Acadian, Schroder and Morgan Grenfell.

The increase in the investment advisory fee will result in a nominal increase in the total operating expenses of the Portfolio by .03%, as shown in the table set forth below. The Board of Trustees determined that the fee increase was justified based on the enhanced investment strategy of the Portfolio, specifically, the change in Acadian's mandate to incorporate small capitalization stocks into that portion of the assets of the Portfolio for which it is responsible and the increase in overall fees payable to the Portfolio's sub-advisers. SFM would be able, from time to time, to voluntarily waive a portion of its advisory fee in order to limit the total operating expenses of the Portfolio. Such voluntary waiver would not be contractual and would be subject to change.

A copy of the Amended Advisory Agreement, as it is proposed to be approved by the Portfolio Shareholders, is attached as Exhibit D to this Proxy Statement.

COMPARISON BETWEEN THE AMENDED AGREEMENT AND THE CURRENT ADVISORY AGREEMENT.
---------------------------------------------------------------------------
The following table compares the existing fees and expenses of Class A and Class D shares of the Portfolio under the Current Advisory Agreement and the fees and expenses of each of the classes of the Portfolio under the Amended Advisory Agreement. The percentages shown below expressing existing annual fund operating expenses are based on the actual expenses of each class of the Portfolio for the fiscal year ended February 28, 1995 and interim six-month period ending August 31, 1995.

                    INTERNATIONAL EQUITY PORTFOLIO CLASS A SHARES
                    ---------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES                                         CURRENT FEES        PROPOSED FEES
 --------------------------------                                              AND                 AND
                                                                            EXPENSES             EXPENSES
                                                                          ------------        -------------
 Maximum Sales Charge Imposed on Purchase.................                    None                 None
 Maximum Sales Charge Imposed on Reinvested Dividends.....                    None                 None
 Deferred Sales Charge....................................                    None                 None
 Redemption Fees..........................................                    None                 None

                                                                                   CURRENT FEES        PROPOSED FEES
                                                                                       AND                  AND
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)              EXPENSES            EXPENSES
 ---------------------------------------------------------------------             ------------        ------------
 Management/Advisory Fees (after fee waiver and reimbursement)..........               .91%/*/             .94%
 12b-1 Fees.............................................................               .15%                .15%
 Other Expenses.........................................................               .19%                .19%
                                                                                       ----                ---
 Total Fund Operating Expenses (after fee waiver).......................              1.25%/*/            1.28%
                                                                                      ====                =====

_____________________

/*/ Absent fee waivers for the fiscal year ended February 28, 1995, and six-month period ending in August 31, 1995, Management/Advisory fees and Total Fund Operating Expenses would have been .93% and 1.27%, respectively, of the average net assets of the International Equity Portfolio Class A Shares.

EXAMPLE

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the shares above would have paid transaction and operating expenses at the end of each year as follows:

                                                                                        CURRENT/*/           PROPOSED
                                                                                        ----------           --------
1 year........................................................................            $ 13                  $ 13
3 years.......................................................................            $ 40                  $ 41
5 years.......................................................................            $ 69                  $ 70
10 years......................................................................            $151                  $155

____________________

/*/ Absent fee waivers for the one, three, five and ten year periods, expenses would be $13, $40, $70 and $153, respectively.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                                   CURRENT FEES        PROPOSED FEES
                                                                                       AND                  AND
             INTERNATIONAL EQUITY PORTFOLIO CLASS D SHARES                           EXPENSES            EXPENSES
             ---------------------------------------------                         ------------        -------------


SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Maximum Sales Charge Imposed on Purchase......................................         5.00%                5.00
Maximum Sales Charge Imposed on Reinvested Dividends..........................          None                None
Redemption fees...............................................................          None                None

                                                                                    CURRENT FEES         PROPOSED FEES
                                                                                        AND                   AND
                                                                                      EXPENSES             EXPENSES
                                                                                    ------------         -------------

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------
Management/Advisory Fees (after fee waiver and reimbursement).................          .91%/*/              .94%
12b-1 Fees....................................................................          .40%                 .40%
Other Expenses................................................................          .34%                 .34%
                                                                                       ----                 ----
Total Fund Operating Expenses (after fee waiver)..............................         1.65%/*/             1.68%
                                                                                       ====                 ====

_____________________

/*/ Absent fee waivers for the fiscal year ended February 28, 1995 and six-month period ending August 31, 1995, Management/Advisory Fees and Total Fund Operating Expenses would have been .93% and 1.67%, respectively, of the average net assets of the International Equity Portfolio Class D Shares.

EXAMPLE

An investor in the Class D shares above would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return; (2) redemption at the end of each time period and (3) imposition of the maximum sales charge:

                                                                                         CURRENT/*/          PROPOSED
                                                                                         -------             --------
1 year........................................................................             $ 66                $ 66
3 years.......................................................................             $ 99                $100
5 years.......................................................................             $135                $137
10 years......................................................................             $236                $239

_____________________

/*/ Absent fee waivers for the one, three, five and ten year periods, expenses would be $66, $100, $136 and $238, respectively.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

From its appointment as investment adviser on December 16, 1994 through the fiscal year ended February 28, 1995 and six-month period ending August 31, 1995, the aggregate fee paid by the Portfolio to SFM for services on behalf of the Portfolio was $1,122,678. If the proposed fee had been in effect, SFM would have received $1,193,584, which equals a 6.3% increase.

Trustees' Consideration. To assist the Trustees in their consideration of the Amended Advisory Agreement, SFM presented a comparative analysis, under existing and pro forma advisory fees, of the performance and expenses of the Portfolio. The Trustees took into account SFM's belief that the proposed fee structure represents a reasonable return, is in line with acceptable profitability levels, is still comparable to that of competing funds and maintains the Portfolio's competitive performance. In addition, the Trustees carefully reviewed and evaluated the experience of SFM's key personnel and the quality of services to be delivered to the Portfolio. These considerations included, but were not limited to, the following factors: (1) the nature and quality of the advisory services rendered and the results achieved by SFM in the management of the Portfolio, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Portfolio's expense ratio and the relationship of the Portfolio's pro forma expense ratio to the expense ratios of comparable
                   --- -----
mutual funds; (3) the costs borne by SFM in providing investment advisory services to the Portfolio; (4) the profits of SFM in providing services to the Portfolio; and (5) the extent to which the economies of scale that SFM might experience as a result of growth in the Portfolio's assets would be shared with the Portfolio.

Duties Under the Amended Advisory Agreement.  Except for a differences in fees
-------------------------------------------
and the effective dates, the terms of the Amended Advisory Agreement between SFM and the Portfolio are identical in all material respects to the terms of the Current Advisory Agreement between the same parties.

Under the Amended Advisory Agreement, SFM will serve as investment adviser to the Portfolio and will provide its proprietary investment adviser selection, monitoring, and asset allocation services. Subject to approval by Trustees and Shareholders as required by law, SFM, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers (each a "Manager" and collectively, the "Managers") to exercise investment discretion over the assets (or a portion of the assets) of the Portfolio. Consistent with its goals of using multiple Managers to carry out the Portfolio's investment objective and policies. SFM may provide specific portfolio security advice with respect to all or some of the Portfolio assets.

SFM will perform internal due diligence on prospective Managers for the Portfolio and monitor Manager performance using its proprietary investment adviser selection and monitoring process. SFM will be responsible for communicating performance targets and evaluations to Managers, supervising each Manager's compliance with the Portfolio's fundamental investment objectives and policies, authorizing Managers to engage in certain investment techniques for the Portfolio and recommendation to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. SFM also will recommend to the Board the addition of new Managers as it deems appropriate.

The Amended Advisory Agreement consistent with the Current Advisory Agreement, provides that SFM shall not be protected against liability arising from such Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties.

Description of the Adviser.  SFM currently serves as investment adviser to the
--------------------------
Portfolio pursuant to the Current Advisory Agreement with the Trust and will continue to do so if the proposal set forth herein is approved and will delegate certain investment management functions to Schroder, Morgan Grenfell and Acadian Asset Management, Inc. ("Acadian"). SFM is a wholly-owned subsidiary of SEI Corporation ("SEI"), a financial services company located in Wayne, PA. The principal business address of SFM is 680 East Swedesford Road, Wayne, PA 19087-1658. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 26 investment companies, including more than 220 portfolios, which investment companies have more than $51 billion in assets as of September 31, 1995.

Listed below are the names and titles of each of the directors and the principal executive officers of SFM. The principal occupation of each relates to the business of SFM and SEI. The principal business address of each director and the principal executive officers is 680 Swedesford Road, Wayne, Pennsylvania 19087-1658.


Name                   Title
----                   -----
Alfred P. West, Jr.    Director, Chairman & Chief Executive Officer
Henry H. Greer          Director, President & Chief Operating Officer
Carmen V. Romeo        Director, Executive Vice President & Treasurer
Richard B. Lieb        Executive Vice President
Edward Loughlin        Executive Vice President, President - Insurance Asset
                       Services & Asset Management Services Division
Charles A. Marsh       Executive Vice President
Carl A. Guarino        Senior Vice President
Cris Brookmyer         Controller
Kevin P. Robins        Senior Vice President, General Counsel & Secretary


For the period from its assumption of its advisory duties on December 19, 1994 to February 28, 1995, the Portfolio paid SFM an aggregate fee of $246,450 for advisory services. For this same period, the Portfolio paid SEI Financial Services Corporation ("SFS" or "Distributor") an aggregate distribution fee of $79,347 for Class A Shares and $0 for Class D Shares and SFM, as Administrator, an aggregate administrative fee of $462,529.

Duration and Termination.  Once approved by vote of a majority of the
------------------------
outstanding voting securities of the Portfolio in accordance with the requirements of the Act, and unless sooner terminated, the Amended Advisory Agreement will continue in effect for an initial period of two years. Thereafter, if not terminated, the Amended Advisory Agreement will continue in effect for the Portfolio for successive periods of 12 months, provided that such
                                                              --------
continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Portfolio. The Amended Advisory Agreement may be terminated as to the Portfolio at any time, without the payment of a penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to SFM, or by SFM on 90 days written notice to the International Trust. The Amended Advisory Agreement will immediately terminate in the event of its assignment.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE
                                                            ---
AMENDED INVESTMENT ADVISORY AGREEMENT FOR THE PORTFOLIO.


GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

DISTRIBUTION.  SFS, a wholly-owned subsidiary of SEI Corporation, 680 East
------------
Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), acts as the distributor of the Trust's shares pursuant to a distribution agreement between the International Trust and SFS.

PORTFOLIO TRANSACTIONS.  For the fiscal year ended February 28, 1995, the
----------------------
Portfolio paid no brokerage commissions to affiliated brokers.

5% SHAREHOLDERS.  As of January 16, 1996, the following persons were the only
---------------
persons who were, to the knowledge of the International Trust, beneficial owners of 5% or more of shares of the Portfolio.

  Name and Address                Number                       % of
 of Beneficial Owner            of Shares              Portfolio's Shares
 -------------------            ---------              ------------------
SEI TRUST COMPANY
Attn:  Jacqueline Esposito
680 E. Swedesford Road
Wayne, PA  19087              13,824,230.704                  42.00%


As of January 16, 1996, the Trustees and executive officers of the International Trust owned in the aggregate less than 1% of the shares of the Portfolio.

ADJOURNMENT.  In the event that sufficient votes in favor of the proposal set
-----------
forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any such additional solicitation and of any session will be borne by the Portfolio.

REQUIRED VOTE.  Approval of each Investment Sub-Advisory Agreement and Amended
-------------
Investment Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Portfolio. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less. In the event shareholders of the Portfolio do not approve a Proposal set forth at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider other appropriate courses of action.

Abstentions and "broker non-votes" will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining
                                   ---- --
whether a quorum is present. Abstentions and brokers non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the proposal to which they relate.

SHAREHOLDER PROPOSALS.  The International Trust does not hold annual shareholder
---------------------
meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

REPORTS TO SHAREHOLDERS.  The International Trust will furnish, without charge,
-----------------------
a copy of the most recent Annual Report to Shareholders of the International Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the International Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

OTHER MATTERS.  The Trustees know of no other business to be brought before the
-------------
meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                     _____________________________________

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A
                       INVESTMENT SUB-ADVISORY AGREEMENT
                            SEI INTERNATIONAL TRUST

     AGREEMENT made this 14th day of December, 1995, by and among SEI Financial Management Corporation, (the "Adviser") and Schroder Capital Management International Limited (the "Sub-Adviser").

     WHEREAS, SEI International Trust, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 16, 1994 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the International Equity Portfolio (the "Portfolio"), which is a series of the Trust; and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser if authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
     (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may reasonably request.

     The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act.
     The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the Securities and Exchange Commission ("SEC") or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

(f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

     Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Portfolio's investment objectives, policies, and restrictions, as provided in Section 1 hereunder, in connection with its management of the Assets.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c)  Prospectus(es) of the Portfolio.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Advisers management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any SEC staff current interpretation thereon), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. Reports. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Portfolios, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement; provided, however, that the Sub-Adviser shall not be required to indemnify or otherwise hold the Adviser harmless under this Section 7 where the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this

     Agreement.

     The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance by the Adviser of its duties under this Agreement; provided, however, that the Adviser shall not be required to indemnify or otherwise hold the Sub-Adviser harmless under this
     Section 7 where the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

8. Duration and Termination. This Agreement shall become effective upon execution by the parties and shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or
     (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

9. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:              SEI Financial Management Corporation
                                     680 East Swedesford Road
                                     Wayne, PA 19087
                                     Attention:  Legal Department

     To the Sub-Adviser at:          Schroder Capital Management International
                                     Limited
                                     33 Gutter Lane
                                     London EC2V 8AS England
                                     Attention:  Chief Executive

12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

13. Miscellaneous. In addition to being registered as an investment adviser under said U.S. Investment Advisers Act of 1940, the Sub-Adviser is registered with the United Kingdom Investment Management Regulatory Organization ("IMRO"). The Sub-Adviser confirms that the Trust is a Non-private Customer as defined by IMRO. The Trust confirms that it has taken legal advice on this Agreement, independent of the Sub-Adviser.

     The presence of exculpatory language in this Agreement shall not be deemed by the Trust, the Adviser, the Sub-Adviser or any other party appointed in connection with this Agreement as in any way limiting causes of action and remedies which may, notwithstanding such language, be available to the Trust, either under common law or statutory law principles applicable to fiduciary relationships under the federal securities laws.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Financial Management Corporation             Schroder Capital Management International Limited
By:                                              By:
   _____________________________                    ____________________________________

Name:____________________________                Name:____________________________________

Title:___________________________                Title:____________________________________


           SEI INTERNATIONAL TRUST -- INTERNATIONAL EQUITY PORTFOLIO

                                   Schedule A
                                     to the
                             Sub-Advisory Agreement
                                    between
                      SEI Financial Management Corporation
                                      and
               Schroder Capital Management International Limited

Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

     During the period from the effective date of this Agreement until the date on which the shareholders of the Portfolio approve (1) the proposed increase in the contractual investment advisory fee paid to the Adviser and
     (2) this Agreement (the "Shareholder Approval Date"), the Adviser shall pay the Sub-Adviser:

               .325% on the first $300 million
               .20% thereafter

     After the Shareholder Approval Date, the Adviser shall pay the Sub-Adviser:

               .50% on the first $100 million
               .30% on the next $50 million
               .20% thereafter

                                                                       EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT
                            SEI INTERNATIONAL TRUST

     AGREEMENT made this 15th day of March, 1996, by and among SEI Financial Management Corporation, (the "Adviser") and Morgan Grenfell Investment Services Limited (the "Sub-Adviser").

     WHEREAS, SEI International Trust, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 16, 1994 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the International Equity Portfolio (the "Portfolio"), which is a series of the Trust; and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - -viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser if authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
     (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may reasonably request.

     The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act.
     The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filled by the Adviser or the Trust with the Securities and Exchange Commission ("SEC") or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

(f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

     Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Portfolio's investment objectives, policies, and restrictions, as provided in Section 1 hereunder, in connection with its management of the Assets.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c)  Prospectus(es) of the Portfolio.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any SEC staff current interpretation thereon), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from wilful misfeasance, bad faith or negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. Reports. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Portfolios, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided, however, that the Sub-Adviser shall not be required to indemnify or otherwise hold the Adviser harmless under this Section 7 where the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

8. Duration and Termination. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a Sub-Adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the Portfolio(s) involved, the Agreement shall become effective upon its approval by the Trust's Board of Trustees. Any Sub-Adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

     This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

9. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:           SEI Financial Management Corporation
                                  680 East Swedesford Road
                                  Wayne, PA 19087
                                  Attention:  Legal Department

     To the Sub-Adviser at:       Morgan Grenfell Investment Services Limited
                                  20 Finsbury Circus
                                  London EC2M INB England
                                  Attention:  President

12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Financial Management Corporation            Morgan Grenfell Investment Services Limited
By:                                             By:
     _____________________________                 ____________________________________

Name:______________________________             Name:____________________________________

Title:_____________________________             Title:____________________________________


                                   Schedule A
                                     to the
                             Sub-Advisory Agreement
                                    between
                      SEI Financial Management Corporation
                                      and
                  Morgan Grenfell Investment Services Limited

Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:


International Equity Portfolio    .325%

                                                                       EXHIBIT C
                       INVESTMENT SUB-ADVISORY AGREEMENT
                            SEI INTERNATIONAL TRUST

     AGREEMENT made this 15th day of March, 1996, by and among SEI Financial Management Corporation, (the "Adviser") and Acadian Asset Mangement, Inc. (the "Sub-Adviser").

     WHEREAS, SEI International Trust, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 16, 1994 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the International Equity Portfolio (the "Portfolio"), which is a series of the Trust; and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5),
     (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may reasonably request.

     The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filled by the Adviser or the Trust with the Securities and Exchange Commission ("SEC") or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

(f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

     Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Portfolio's investment objectives, policies, and restrictions, as provided in Section 1 hereunder.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c)  Prospectus(es) of the Portfolio.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of investments under management and will be paid to the Sub-Adviser monthly. The Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. Reports. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Portfolios, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided, however, that the Sub-Adviser shall not be required to indemnify or otherwise hold the Adviser harmless under this Section 7 where the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

8. Duration and Termination. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a Sub-Adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the Portfolio(s) involved, the Agreement shall become effective upon its approval by the Trust's Board of Trustees. Any Sub-Adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

     This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

9. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:        SEI Financial Management Corporation
                               680 East Swedesford Road
                               Wayne, PA 19087
                               Attention:  Legal Department

     To the Sub-Adviser at:    Acadian Asset Mangement, Inc.
                               260 Franklin Street
                               Boston, MA 02110
                               Attention: President


12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


SEI Financial Management Corporation    Acadian Asset Mangement, Inc.

By:                                     By:

Title:                                  Title:


                                   Schedule A
                                     to the
                             Sub-Advisory Agreement
                                    between
                      SEI Financial Management Corporation
                                      and
                         Acadian Asset Mangement, Inc.


Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:


International Equity                .325% on first $150 million
                                    .25% on next $100 million
                                    .20% over $300 million

                                                                       EXHIBIT D
                         INVESTMENT ADVISORY AGREEMENT
                            SEI INTERNATIONAL TRUST

  AGREEMENT made this 16th day of December, 1994, by and between SEI International Trust, a Massachusetts business trust (the "Trust"), and SEI Financial Management Corporation, (the "Adviser").

  WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

  WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Core International Equity and Emerging Markets Equity Portfolios and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

  NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of the Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. Delivery of Documents. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Portfolio(s).

3.   Other Covenants.  The Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer.
     In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. Excess Expenses. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for and sale, the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. Status of the Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

8.   Certain Records.   Any records required to be maintained and preserved
     pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. Limitation of Liability of the Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law.
     All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those

     Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:             SEI Financial Management Corporation
                                    680 East Swedesford Road
                                    Wayne, PA 19087
                                    Attn:  Legal Department

     To the Trust at:               SEI Financial Management Corporation
                                    680 East Swedesford Road
                                    Wayne, PA 19087
                                    Attn:  Legal Department

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


SEI International Trust            SEI Financial Management Corporation
By:                                By:

--------------------------------------------------------------------------------
Attest:                            Attest:

--------------------------------------------------------------------------------


                     Amended Schedule dated March 15, 1996
                                     to the
                         Investment Advisory Agreement
                        dated December 16, 1994 between
                            SEI International Trust
                                      and
                      SEI Financial Management Corporation


Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:


Emerging Markets Equity Portfolio                   1.05%
International Equity Portfolio (formerly, Core      .505%
International Equity Portfolio)
Pacific Basin Equity                                .55%
European Equity                                     .475%


            SEI INTERNATIONAL TRUST-INTERNATIONAL EQUITY PORTFOLIO
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                MARCH 15, 1996

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SEI INTERNATIONAL TRUST

       The undersigned Shareholder(s) of the International Equity Portfolio (the "Portfolio") of SEI International Trust (the "International Trust") hereby appoint(s) David G. Lee and Robert B. Carroll and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on March 15, 1996, and any adjournments thereof, to vote all of the shares of the International Trust that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

If you wish to vote "For" or "Against" all of the Proposals relating to your shares of the Portfolio of the Trust or, if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

     =====================================================================
     The proxies are authorized to vote upon all of the Proposals relating to the International Equity Portfolio of the Trust.

                For             Against             Abstain
            ----            ----                ----
     =====================================================================

1. Proposal to approve or disapprove the selection of Schroder Capital Management International Limited ("Schroder") as Investment Sub-Adviser for the Portfolio, and to approve or disapprove the Investment Sub-Advisory Agreement between SEI Financial Management Corporation ("SFM" or "Adviser") and Schroder relating to the Portfolio;

       [ ] FOR [ ] AGAINST  [ ] ABSTAIN

2. Proposal to approve or disapprove the selection of Morgan Grenfell Investment Services Limited ("Morgan Grenfell") as Investment Sub-Adviser for the Portfolio, and to approve or disapprove the Investment Sub-Advisory Agreement between SFM and Morgan Grenfell relating to the Portfolio;

       [ ] FOR [ ] AGAINST  [ ] ABSTAIN

3. Proposal to approve or disapprove an Amended Investment Sub-Advisory Agreement between SFM and Acadian Asset Management, Inc. ("Acadian") which would increase the sub-advisory fee paid to Acadian by SFM.

       [ ] FOR [ ] AGAINST  [ ] ABSTAIN

4. Proposal to approve or disapprove an Amended Investment Advisory Agreement between the Portfolio and SFM which would increase the advisory fee paid to SFM;

       [ ] FOR [ ] AGAINST   [ ] ABSTAIN

5.     To transact such other business as may properly come before the Meeting.

       The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

       Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________1996

_______________________________
Signature

                                           _____________________________
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSALS.

PLEASE DATE, SIGN AND RETURN PROMPTLY.